UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2007
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McDONALD'S CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

____________________________

One McDonald's Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)

60523
(Zip Code)
_______________________________

(630) 623-3000
(Registrant's Telephone Number, Including Area Code)

_______________________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On July 24, 2007, Matthew Paull, Senior Executive Vice President and Chief Financial Officer of McDonald's Corporation, notified McDonald's of his intention to retire. A copy of McDonald's press release announcing Mr. Paull's retirement plans is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.
99.1	Press Release of McDonald's Corporation issued July 24, 2007:
McDonald's Announces CFO Matthew Paull to Retire

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)
Date: July 24, 2007	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President - Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No. 99.1	Press Release of McDonald's Corporation issued July 24, 2007: McDonald's Announces CFO Matthew Paull to Retire